Exhibit 99.2
0 Offering everyone a piece of the American spirit — one handshake at a time .. January 2023 ICR Presentation

1 Important Information Forward - Looking Statements This presentation contains forward - looking statements that are subject to risks and uncertainties. All statements other than sta tements of historical fact included in this presentation are forward - looking statements. You can identify forward - looking statements by the fact that they generally include words such as "anticipat e," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or fi nancial performance or other events but not all forward - looking statements contain these identifying words. These forward - looking statements are based on assumptions that the Company’s managem ent has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are a ppr opriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties ( som e of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID - 19 on our busines s operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local an d n ational economic conditions, including inflation, or changes in consumer preferences; the Company’s failure to maintain and enhance its strong brand image; the Company’s failure to compete eff ectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings; supply chain disruptions; and the Company’s ability to effectively ex ecute on its growth strategy. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with th e S ecurities and Exchange Commission. Although the Company believes that these forward - looking statements are based on reasonable assumptions, you should be aware that many factors could affect th e Company’s actual financial results and cause them to differ materially from those anticipated in the forward - looking statements. Because of these factors, the Company cautions that you sho uld not place undue reliance on any of these forward - looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward - looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or re vise the forward - looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectatio ns and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third - party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on ass ump tions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be ina ccu rate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data g ath ering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our co mpe titors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularl y s ensitive to economic conditions and consumer confidence. Inflation (which has occurred over the past twelve months and is continuing) and other challenges affecting the global econom y c ould impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near - to - medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 20 22 10 - K. Q3 Fiscal 2023 Preliminary Results The foregoing Q3 FY23, Q3 YTD FY23 and Q3 FY23 TTM (trailing twelve month) results are preliminary and remain subject to the com pletion of normal quarter end accounting procedures and closing adjustments. The Company currently plans to report third quarter results in late January 2023.

2 Preliminary Q3 FY2023 Results 6.7% 4.6% 54.2% - 3.6% Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 Same Store Sales % 251 266 289 333 Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 New Unit Growth 11.8% 6.5% 60.7% 5.9% Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 Total Sales Growth $0.85 $1.00 $2.27 $1.74 Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 EPS 1 Preliminary Q3 FY23 year - to - date EPS is $4.07. COVID COVID 1.9% 55.7% (0.8)% 5.7% Store SSS% PRE - COVID PRE - COVID COVID PRE - COVID 1 Total Sales $302M $486M $515M $284M 11 11 11 10 12 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Trailing Five Quarters 82 Stores Opened in 3 Years COVID PRE - COVID Guide (2.0)% to Flat

3 A Decade of Growth $233 $346 $403 $569 $619 $678 $777 $846 $893 $1.5B $1.6B FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Q3 FY23 TTM Total Sales ($M) COVID $9 $21 $35 $30 $36 $46 $64 $74 $86 $258 $232 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Q3 FY23 TTM Operating Income (EBIT) ($M) IPO 1 The fiscal 2017 column has been adjusted to reflect management’s estimated 52 - week results as fiscal 2017 was a 53 - week year. The Co mpany estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compar ed to GAAP net income of $14.2 million. In calculating estimated EBIT on a 52 - week basis, the Company also adjusted income tax expense and interest expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers. 1 1 IPO COVID

4 0 1 2 3 4 5 6 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Sustainable AUV Annualized Average Unit Volume ($M) 1 $4.2M, Fiscal 2022 AUV $2.7M, Pre - COVID AUV 1 Annualized average unit volume by month was calculated by annualizing the average monthly unit volume using historical result s. 2 For example, an average $4.2M annual unit volume store would have $338,000 of sales in October. FY2023 October stores had an ave rage monthly unit volume of $338,000, which would equate to an average annual unit volume of $4.2M. 2

Sustainable Customer Growth

New Customer Growth


Active Customers[2]
(in millions)
3.1
3.5
3.8
4.0
4.3
4.7
5.8
6.8
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23 Q3

Where We Gained Market Share[1]

Q: If you first purchased from us following the pandemic, where did you shop before COVID? (multiple options could be selected)


15%
20%
24%
26%
32%
46%
Work Retailer
Fashion Retailer
Department Store
Western Retailer
Outdoor/Sporting
General Retailer

Why We Added Customers[1]

Q: Why did you purchase from Boot Barn for the first time following the pandemic? (multiple options could be selected)


22%
31%
36%
45%
52%
56%
Other Stores Closed
More Time Outdoors
More/Better Marketing
Wearing for Work
Better Product Assortment
Needed for Hobby/Lifestyle

New Customer Retention[1]

Q: If you first purchased from us following the pandemic, how likely are you to purchase from us again in 2023?


0%
0%
3%
15%
81%
Not likely at all
Slightly Likely
Moderately Likely
Very Likely
Extremely Likely

[1]In December 2022, the Company conducted an online survey of customers who purchased an item from Boot Barn (either online or at one of its stores) since the COVID pandemic started in March 2020. Over 3,200 responses were collected by this survey. [2]Represents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned.

5

6 Agenda Strategic Initiatives 1 2 3 4 Drive Same Store Sales Growth Continue Omni - Channel Leadership Build Out Exclusive Brand Portfolio Expand Our Store Base Growth Potential A Lifestyle Brand

7 A Lifestyle Brand

$40 Billion Industry[1]

~$25 Billion		~$15 Billion
WESTERN INDUSTRY	WORK INDUSTRY	COUNTRY LIFESTYLE
Country music & lifestyle	Blue collar employment	Hiking & hunting
Western events – Rodeos & Concerts	Oil & gas industry	Fishing & camping
Ranching	Construction spending	NASCAR
Horse ownership	Commercial accounts	Exercising
Agriculture	Work safety regulations	Outdoor living







[1]Source: Estimated TAM calculated by an independent third party in April 2022.

8

Countrywide Customer Base

% of People Listening to Country Music in U.S.[1]



49%
58%
54%
51%
49%
46%
53%
60%
50%

Country Music is #1[2]

2022 Ranking			
Demographic	**#1**	**#2**	**#3**
Adults 18 - 34	**Country**	Pop Contemporary	Adult Contemporary
Adults 25 -45	**Country**	Adult Contemporary	Pop Contemporary
Adults 18+	**Country**	News/Talk	Adult Contemporary

There are over 900 country music radio stations in the United States, over 1.5x more than the second-place demographic.

~25% of all radio stations in the United States play country music.

Pick-up Trucks % Passenger Vehicles Sold[3]



Trucks Sold
Other Passenger Vehicles Sold
~20%
~80%

Top Vehicles Sold in the U.S.[4]

	Ranking		
Year	**#1**	**#2**	**#3**
2018	Ford F-Series	Chevrolet Silverado	RAM Pickup
2019	Ford F-Series	RAM Pickup	Chevrolet Silverado
2020	Ford F-Series	Chevrolet Silverado	RAM Pickup
2021	Ford F-Series	RAM Pickup	Chevrolet Silverado
2022	**Ford F-Series**	**RAM Pickup**	**Chevrolet Silverado**





[1]Country Music Association Percentage of Country Listeners in US Regions. 2018 GfK Consumer Life Survey; Country Listener defined as "monthly or more"; [2]Source: Nielsen RADAR 152 Mar 2022 (Contiguous U.S.) + Nielsen National Regional Database Q4 2021(AK & HI) M-SU 12M-12M. [3]Source: https://www.motor1.com/news/587230/suvs-still-rule-us-market/#:~:text=In%202019%20it%20was%2046.1,percent%20thus%20far%20in%202022. 4Sources: 2022 Top Car: https://www.forbes.com/wheels/news/best-selling-cars-suvs-and-pickups-of-2022-to-date/; 2021 Top Car: https://www.forbes.com/wheels/news/best-selling-cars-suvs-pickups-2021/; 2020 Top Car: https://www.forbes.com/wheels/news/best-selling-cars-suvs-pickups-2020/ ; 2019 Top Car: https://www.caranddriver.com/news/g27041933/best-selling-cars-2019/; 2018 Top Car: https://www.businessinsider.com/best-selling-cars-and-trucks-in-america-in-2018-2018-8#1-ford-f-series-451138-49-20

9

10 Stores in 43 of the Top 50 U.S. Cities Houston Phoenix San Diego Denver Nashville Fresno Pop. Rank City Stores# Pop. Rank City Stores# 1 New York 0 26 Memphis 1 2 Los Angeles 15 27 Detroit 0 3 Chicago 1 28 Baltimore 1 4 Houston 17 29 Milwaukee 0 5 Phoenix 8 30 Albuquerque 3 6 Philadelphia 4 31 Fresno 7 7 San Antonio 6 32 Tucson 3 8 San Diego 5 33 Sacramento 7 9 Dallas-Ft. Worth 14 34 Kansas City 4 10 San Jose 2 35 Atlanta 2 11 Austin 5 36 Omaha 3 12 Jacksonville 2 37 Colorado Springs 3 13 Columbus 1 38 Raleigh 1 14 Charlotte 3 39 Virginia Beach 2 15 Indianapolis 1 40 Miami 0 16 San Francisco 1 41 Minneapolis 2 17 Seattle 1 42 Tulsa 2 18 Denver 7 43 Bakersfield 3 19 Washington, DC 0 44 Wichita 1 20 Nashville 6 45 Tampa 2 21 Oklahoma City 4 46 New Orleans 1 22 Boston 0 47 Cleveland 0 23 El Paso 1 48 Louisville 2 24 Portland 2 49 Lexington 1 25 Las Vegas 5 50 Orlando 2

11 Strategic Initiatives

12 Strategic Initiatives 1 2 3 4 Expand Our Store Base

13 New Units Growing Annually by 10%+ 86 117 152 169 208 219 226 240 259 273 300 340+ FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23E Number of Stores 44 new stores opened in the last 12 months Five consecutive quarters of double - digit store growth 1 Reflects estimated store count with Fiscal 2023 estimate to open 40 stores . 1

14 Expansion Into New and Existing Markets • 333 stores • 41 states • 86 stores • 8 states 2012 Today METRICS IPO New Store Algorithm Store Size (sq. ft.) ~10,000 Year 1 Net Sales $1.7M Net Capital Investment $0.3M Net Inventory Investment $0.4M Cash on Cash Return (Yr. 1) ~32% Payback Period ~3 years FY2023 New Stores Projection New Markets 1 Legacy Markets 1 ~12,000 ~10,600 ~12,100 $3.5M $3.7M $4.0M $0.6M ~$0.6M ~$0.6M $0.6M ~$0.6M ~$0.6M ~73% ~91% ~100% ~1.4 years ~1.1 years ~1.0 years 1 Reflects new stores opened in both new and legacy markets since the beginning of Fiscal 2022.

15 East Region – Cherry Hill, NJ New Store

16 North Region – Lakewood, CO New Store

17 South Region – Little Rock, AR New Store

18 West Region – Fontana, CA New Store

19 300 340+ 900 FY22 FY23E FY24 FY25 FY26 FY27 FY28 FY29 FY30 FY31 The Path to 900 Stores Looking Forward – The Next Decade

20 Strategic Initiatives 1 2 3 4 Drive Same Store Sales Growth

21 Boot Barn Virtuous Cycle of Growth Expand Customer Reach Modernize the Brand Broaden Product Assortment Tailor Customer Communication Invest in Customer Experience 1 2 3 4 5

22 Targeting an Expansive Customer Base Work Western Country Fashion Mens Womens

23 Expanding Customer Reach & Broadening Assortment Legacy Offering Legacy Western Customer Expanded “Country Lifestyle” Customer • Cowboy hat • Western shirt • Slightly fitted • Western yoke • Pearl snaps • Tucked shirt • Western belt • Boot cut jeans • Ball cap • Plaid shirt • Relaxed fit • No yoke • Buttons • Untucked shirt • No belt • Chino pants • Cowboy hat • Western shirt • Fitted • Western yoke • Pearl snaps • Tucked shirt • Western belt • Mid - rise, dark - wash boot cut jeans • Ball cap • Layered plaid shirt • Oversized • No yoke • Buttons • Untucked shirt • No belt • High - rise, light - wash ripped flare jeans

24 Tailored Communication with Modernized Branding Legacy Offering Boot Barn Core Western Email Marketing Boot Barn Work Email Marketing

25 Invest in Customer Experience • Product selection & sales • In - store fulfillment • Product lookup • Line busting • Pricing changes In - Store Hand - Held Tablets Boot Barn App Unique In - Store Experience Elevated Packaging

A Decade of Strong Sales Across Channels

Consolidated SSS%



11.9%
6.7%
7.3%
-0.1%
0.3%
5.2%
10.0%
5.0%
3.1%
53.7%
1.8%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 YTD
PRE COVID
COVID

Retail Store SSS%



10.9%
6.8%
6.7%
-2.4%
-2.3%
6.1%
9.5%
4.5%
-1.1%
57.2%
3.6%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 YTD
PRE COVID
COVID

E-commerce SSS%



31.7%
4.5%
20.9%
13.2%
13.6%
1.2%
12.2%
7.4%
23.6%
38.7%
-7.5%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 YTD
PRE COVID
COVID

Total Sales Growth



38.2%
48.4%
16.4%
41.3%
10.7%
7.6%
14.6%
8.8%
5.7%
66.6%
11.5%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 YTD
PRE COVID
COVID

26

27 Strategic Initiatives 1 2 3 4 Continue Omni - Channel Leadership

28 Expanding Our Omni - Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Range Finder (finite aisle) • WHIP (endless aisle) • Handheld Tablet Roll - out Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Improve Online Profitability • Price above IMAP; respect MSRP on bootbarn.com • Improve ROAS (ROI)

Integrating Channels

~60% of Online Orders Involve a Store Associate


Legacy Digital
Omni-Channel Capabilities
Buy Online Pick-Up In Store
Ship from Store
Same Day Delivery
Ship to Store
In-Store Fulfillment

Q3 FY23 YTD Online Orders

E-comm % of Total Sales


15%
18%
17%
17%
16%
19%
15%
13%
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 YTD
Acquired Sheplers
COVID

29

30 Strategic Initiatives 1 2 3 4 Build Out Exclusive Brand Portfolio

31 3 OF OUR TOP 5 SELLING BRANDS ARE EXCLUSIVE BRANDS ARTIST INSPIRED WESTERN COUNTRY Exclusive Brand Portfolio WORK RANCH & RODEO

32 3 OF OUR TOP 5 SELLING BRANDS ARE EXCLUSIVE BRANDS Exclusive Brand Portfolio

Exclusive Brands Penetration Growth

Exclusive Brands Sales ($M)


$5
$12
$24
$39
$63
$67
$92
$126
$186
$212
$421
$520
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 TTM

Exclusive Brands Penetration %


Margin enhancement ~1,000 bps vs. 3rd party brands
3.0%
5.0%
7.0%
9.7%
11.1%
10.7%
13.5%
16.2%
22.0%
23.7%
28.3%
32.2%
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
Q3 FY23 TTM


+570bps vs. LY
28.4%
34.1%
Q3 FY22
Q3 FY23

33

34 Growth Potential

35 $1.45 $1.19 $4.86 $4.07 FY20 FY21 FY22 FY23 EPS Growth Consolidated Same Store Sales Growth 11.9% 6.7% 7.3% - 0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% 1.8% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Q3 FY23 YTD Growth Drivers New Unit Growth Merchandise Margin Rate (Year - Over - Year Change) 340+ 900 FY23 E Future • Opportunity to ~triple store count • +560 new stores = $2B sales from new stores only • Payback <2 years • Proven ability to drive multi - year SSS growth +10bps +120bps +50bps +150bps +270bps (190)bps Q3 FY18 Q3 FY19 Q3 FY20 Q3 FY21 Q3 FY22 Q3 FY23 Includes (180)bps freight headwind $0.85 $1.00 $2.27 $1.74 FY20 FY21 FY22 FY23 Q3 EPS Q3 YTD EPS COVID COVID PRE - COVID PRE - COVID COVID PRE COVID Includes (60)bps freight headwind

36 Thank You